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                                  EXHIBIT 10.6

                                SECOND AMENDMENT

                        Effective as of December 31, 1996

                                     To the

                              FIRST QUADRANT, L.P.
                        (A Delaware Limited Partnership)

                              AMENDED AND RESTATED
                          LIMITED PARTNERSHIP AGREEMENT
                              Dated March 28, 1996

         The Amended and Restated Limited Partnership Agreement of First Quadrant, L.P. dated March 28, 1996, as amended by that certain amendment effective as of September 30, 1996, (the "Partnership Agreement") is hereby further amended as of this 15th day of April, 1997 as set forth below. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Partnership Agreement.

         1. Section 1.1 of the Partnership Agreement is hereby amended to add the following definition:

                  "Assumed Contingent Allocation," with respect to each Limited Partner, shall mean the amount set forth opposite such Limited Partner's name on Schedule X attached hereto (as such Schedule may be amended pursuant to Sections 5.4(b) and 5.4(c) hereof).

                  "Assumed Initial Allocation," with respect to each Limited Partner, shall mean the amount set forth opposite such Limited Partner's name on Schedule X attached hereto (as such Schedule may be amended pursuant to Sections 5.4(b) and 5.4(c) hereof).

                  "Contingent Allocation," with respect to each Limited Partner, shall mean the amount set forth opposite such Limited Partner's name on Schedule X attached hereto (as such Schedule may be amended pursuant to Sections 5.4(b) and 5.4(c) hereof).

                  "Contingent Make-Up Payments" shall have the meaning set forth in Section 5.4(c) hereof.

                  "Excess Loss Amounts" shall have the meaning set forth in
                  Section 4.2(c)(v) hereof.


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                  "Initial Allocation," with respect to each Limited Partner, shall mean the amount set forth opposite such Limited Partner's name on Schedule X attached hereto (as such Schedule may be amended pursuant to Sections 5.4(b) and 5.4(c) hereof).

                  "Initial Limited Partners" shall mean those individuals and entities which are Limited Partners on the Effective Date. No transferee or assignee of an Initial Limited Partner's Partnership Interest shall be deemed an Initial Limited Partner.

                  "Initial Make-Up Payments" shall have the meaning set forth in
                  Section 5.4(c) hereof.

                  "Make-Up Payments" shall mean both Initial Make-Up Payments and Contingent Make-Up Payments.

                  "Mandatory Book-Up" shall mean the book-up contemplated by
                  Section 4.2(g) hereof.

                  "Special Allocation Amount," as of any date, shall mean the excess, if any, of (A) $3,110,400 over (B) the aggregate amount of income and gain allocated to the Limited Partners' Capital Accounts for all prior periods pursuant to Section 4.2(d)(2) and Section 4.2(g) (to the extent such section requires an allocation in accordance with Section 4.2(d)(2)).

                  "12/31/96 Points" shall have the meaning set forth in Section 5.4(b) hereof.


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         2. The provisions of Section 3.3(b) are hereby amended and restated in their entirety as follows:

            (b) The Operating Cash Flow of the Partnership for any period shall be used by the Partnership to provide for and pay its business expenses and expenditures as determined by the Officers of the Partnership or by a Majority Vote; including, without limitation, compensation and benefits to its employees, including the Officers of the Partnership. Without the prior written consent of the General Partner, the Partnership shall incur no expenses or obligations that exceed its ability to pay or provide for them out of its Operating Cash Flow on a current or previously reserved basis. The Partnership shall only make (i) payments of compensation (including bonuses) to its employees (including any Officers of the Partnership) and (ii) payments pursuant to the First Quadrant Corp. Incentive Compensation Plan (as amended and restated as of January 1, 1990, as further amended by Amendment Number 1 dated as of March 28, 1996, and as further amended and restated as of March 28, 1996 (the "ICP")) out of the balance of its Operating Cash Flow remaining after the payment (or reservation for payment) of all the other business expenses and expenditures (including, without limitation, any payments required under the Intercompany Services Agreement) for the applicable period. Any excess Operating Cash Flow remaining for any fiscal year following the payment (or reservation for payment) of all business expenses and expenditures may be used by the Partnership in such fiscal year and/or in future fiscal years in accordance with the preceding sentence. The Partnership shall not, without the prior written consent of the General Partner, enter into any contracts or other agreements which could reasonably be foreseen to conflict with the provisions of this Section 3.3(b), to have a material adverse impact on the Operating Cash Flow of the partnership in future periods or to encumber the assets of the Partnership. Free Cash Flow may be used to provide for and pay the business expenses of the Partnership to the extent specified in Section 3.3(c) with respect to key-man life insurance and disability insurance as well as directors and offices liability insurance for the benefit of the directors and officers of the General Partner, Section 3.4 with respect to certain extraordinary expenses and otherwise as agreed to in writing by the General Partner and the Limited Partners by a Majority Vote (any such use being referred to herein as a "Free Cash Flow Expenditure").


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         3. The provisions of Section 3.9(a) are hereby amended and restated in their entirety as follows:

            (a) In the event that the employment by the Partnership or First Quadrant Limited of any Employee Stockholder terminates for any reason, then:
(i) if the termination of the Employee Stockholder occurred because of the death or Permanent Incapacity of such Employee Stockholder, the Partnership shall purchase for cash up to the extent of the cash proceeds of any key-man life insurance policies or disability insurance policies, as applicable, maintained by the Partnership on the life or health of such Employee Stockholder, and (ii) in each other such case (and, in the case of the death or Permanent Incapacity of an Employee Stockholder, to the extent the obligation exceeds the proceeds described in clause (i) of this Section 3.9(a)), AMG shall purchase (each a "Repurchase") all the Partnership Interests held by the Limited Partner (or the Limited Partner of which such employee was the Employee Stockholder, as applicable) (as indicated on Schedule A hereto) (the "Repurchased Partner"), in each case, pursuant to the terms of this Section 3.9; provided, that a portion of the Capital Account of such Limited Partner shall be transferred in accordance with the provisions of Section 5.4(e) hereof, if such section is applicable.


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         4. The provisions of Section 4.1(c) are hereby amended and restated in their entirety as follows:

            (c) If, at any time, the General Partner determines that the Partnership requires additional capital, the General Partner may cause the Partnership to make a "Funds Call"; provided, however, that the Partnership shall make no Funds Call without a Majority Vote. A call made pursuant to this
Section 4.1(c) may, in the General Partner's sole discretion, be either a requirement that each of the Limited Partners (other than AMG, or any Affiliate of AMG which is then a Limited Partner) contributes additional capital to the Partnership (a "Capital Call") or a requirement that each of the Limited Partners (other than AMG, or any Affiliate of AMG which is then a Limited Partner) loan funds to the Partnership (a "Loan Call"). Any Capital Call or Loan Call must be made to all Limited Partners (other than AMG, or any Affiliate of AMG which is then a Limited Partner) pro-rata in proportion to the number of Partnership Points held by such Limited Partners (provided, however, that for purposes of this Section 4.1, all the Partnership Points in the Executive Retention Reserve shall be deemed to be outstanding Partnership Points held by the Chief Executive Officer or, if he or she is not a Limited Partner but holds his or her interest in the Partnership through a Limited Partner, by such Limited Partner).


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         5. The provision of Section 4.1(f)(v) is hereby amended and restated in its entirety as follows:

            (v) Whether such call is a Loan Call or a Capital Call (provided, however, that the General Partner may cause the Partnership to change a Loan Call to a Capital Call, and a Capital Call to a Loan Call, with one (1) day prior written notice to the Partners, and with a Majority Vote).


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         6. The provisions of 4.2(c)(iv) are hereby amended and restated in their entirety as follows and a new Section 4.2(c)(v) is hereby added to the Partnership Agreement to read in its entirety as follows:

            (iv) fourth, all remaining items of Partnership income and gain and all items of deduction and loss (after giving effect to the allocations under Sections 4.2(c)(i), 4.2(c)(ii) and 4.2(c)(iii) hereof) for such month shall be allocated among the Limited Partners (other than Lovell, Inc.) in accordance with (and in proportion to) each such Limited Partner's respective number of Partnership Points on the first day of such month; provided, however, that, notwithstanding anything to the contrary in this Section 4.2(c)(iv), prior to allocating items of income and gain pursuant to the general rule of this Section 4.2(c)(iv), Limited Partners shall receive allocations of income and gain, in proportion to their respective Excess Loss Amounts, until the aggregate amount of income and gain allocated pursuant to this proviso in the current and all prior years equals the Excess Loss Amounts previously allocated to such Limited Partners pursuant to Section 4.2(c)(v) hereof.

            (v) The deduction and loss allocated pursuant to Section 4.2(c)(iv) hereof shall not exceed the maximum amount of deduction and loss that can be so allocated without causing any Limited Partner to have a negative Capital Account at the end of any calendar year. In the event some but not all of the Limited Partners would have negative Capital Accounts as a consequence of an allocation of deduction or loss pursuant to Section 4.2(c)(iv), the limitation set forth in this Section 4.2(c)(v) shall be applied on a Limited Partner-by-Limited Partner basis (in proportion to their respective Partnership Points) so as to allocate the maximum possible losses to each Limited Partner under Treasury Regulation
Section 1.704-1(b)(2)(ii)(d) (such amounts so allocated are referred to as the "Excess Loss Amounts"). All items of deduction and loss in excess of the limitation set forth in this Section 4.2(c)(v) (i.e., after all Limited Partners' Capital Accounts have been reduced to zero) shall be allocated to the General Partner.

            (vi) Furthermore, notwithstanding anything to the contrary in this
Section 4.2(c), when allocating items of income and gain pursuant to this
Section 4.2(c), immediately after allocating income and gain pursuant to Section 4.2(c)(i) and prior to allocating income and gain pursuant to any other subsection of Section 4.2(c), items of income and gain shall be allocated to the General Partner until the cumulative allocations of income and gain made pursuant to this sentence equal the cumulative items of deduction and loss previously allocated to the General Partner pursuant to Section 4.2(c)(v).


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         7. The provisions of Section 4.2(d) are hereby amended and restated in their entirety as follows:

            (d) Sale of Assets. All items of Partnership net gain from any sale, exchange or other disposition of all, or a substantial portion of, the assets of the Partnership shall be allocated among the Capital Accounts of the Partners in the following order and priority: (1) to the General Partner until the sum of the cumulative allocations under this clause (1) and under Section 4.2(c)(vi) hereof equal the cumulative items of deduction or loss previously allocated to General Partner pursuant to Section 4.2(c)(v) hereof; (2) if all payments have been made under the ICP, among the Limited Partners, in an amount equal to the Special Allocation Amount prior to such allocation, in proportion to their respective sums of Contingent Allocations and Assumed Contingent Allocations;
(3) among the Limited Partners, in an amount equal to (A) the aggregate amount of the net gain less (B) any portion of such net gain allocated under clause
(1), multiplied by a fraction, the numerator of which is the Limited Partners' number of Partnership Points as of the date of the transaction and the denominator of which is the aggregate number of Partnership Points held by all the Partners as of the date of such transaction, in proportion to the Limited Partners' respective number of Partnership Points as of such date; and (4) the remainder, if any, to the General Partner. All items of Partnership net loss from any sale, exchange or other disposition of all, or a substantial portion of, the assets of the Partnership shall be allocated among the Capital Accounts of the Partners in accordance with (and in proportion to) their respective number of Partnership Points as of the date of such transaction.


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         8. A new Section 4.2(f) is hereby added to the Partnership Agreement to read in its entirety as follows:

            (f) Allocation of Income and Loss in the Calendar Quarter ended December 31, 1996. Notwithstanding the provisions of Section 4.2(c) to the contrary, but subject to Sections 4.2(d) and 4.2(e) and Sections 4.4 and 4.5 hereof, all items of Partnership income, deduction, gain and loss attributable to the calendar quarter ended December 31, 1996, shall be allocated among the Partners' Capital Accounts at the end of such quarter as follows:

               (i) first, items of income and gain shall be allocated to the General Partner in accordance with Section 4.2(c)(i) hereto; all allocations under this Section 4.2(f)(i) shall be considered to be allocations under Section 4.2(c)(i) for all purposes of the Partnership Agreement (including, without limitation, Section 4.3);

               (ii) second, items of income and gain (if any) shall be allocated among all Limited Partners in accordance with Section 4.2(c)(iii) hereto; all allocations under this Section 4.2(f)(ii) shall be considered to be allocations under Section 4.2(c)(iii) for all purposes of the Partnership Agreement (including, without limitation, Section 4.3);

               (iii) third, items of income and gain (if any) shall be allocated to the General Partner until the allocations to the General Partner under this
Section 4.2(f)(iii) equal $3,110,400;

               (iv) fourth, items of income and gain (if any) shall be allocated to the Limited Partners in amounts as may be selected by the Chief Executive Officer with the consent of the General Partner (which consent shall not be unreasonably withheld), until the aggregate allocations to the Limited Partners under this Section 4.2(f)(iv) equal $2,131,800;

               (v) fifth, items of income and gain (if any) shall be allocated to the Limited Partners, in proportion to the Initial Allocation amounts set forth on Schedule X attached hereto, until the aggregate allocations to the Limited Partners under this Section 4.2(f)(v) equal $889,600; and

               (vi) finally, all remaining items of income and gain (if any) and all items of deduction and loss (after giving effect to the allocations under Sections 4.2(f)(i), 4.2(f)(ii), 4.2(f)(iii), 4.2(f)(iv), and 4.2(f)(v) hereof)
shall be allocated among the Limited Partners in accordance with Section 4.2(c)(iv) hereof; provided, however, that, notwithstanding anything to the contrary in this Section 4.2(f)(vi), when allocating income, gain, deduction and loss to the Limited Partners pursuant to this Section 4.2(f)(vi), R.D. Arnott Corporation shall be allocated an amount of income equal to the excess, if any, of (A) the aggregate amount of (1) all income and gain which would have been allocated to R.D. Arnott Corporation from the Effective Date to December 31, 1996 pursuant to Section 4.2(c)(iv) if R.D. Arnott Corporation had owned, for the entire period from the Effective Date to December 31, 1996, the number of Partnership Points actually owned by R.D. Arnott Corporation as of October 1, 1996, minus (2) all deductions and loss which would have been allocated to R.D. Arnott Corporation from the


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Effective Date to December 31, 1996 pursuant to Section 4.2(c)(iv) if R.D.
Arnott Corporation had owned, for the entire period from the Effective Date to December 31, 1996, the number of Partnership Points actually owned by R.D. Arnott Corporation as of October 1, 1996, over (B) the aggregate amount of (1) all income and gain actually allocated to R.D. Arnott Corporation from the Effective Date to December 31, 1996 pursuant to Section 4.2(c)(iv) and this
Section 4.2(f), minus (2) all deduction and loss actually allocated to R.D. Arnott Corporation from the Effective Date to December 31, 1996 pursuant to
Section 4.2(c)(iv) and this Section 4.2(f); and provided further, that, notwithstanding anything to the contrary in this Section 4.2(f)(vi), when allocating income, gain, deduction and loss to the Limited Partners pursuant to this Section 4.2(f)(vi), Lovell, Inc. shall be allocated income, gain, deduction and loss in an amount which, after taking into account all other allocations to Lovell, Inc. under Sections 4.2(c) and 4.2(f) for all periods from the Effective Date to December 31, 1996, has the affect of allocating to Lovell, Inc. an aggregate amount of income and gain equal to the aggregate amount of income and gain which would be allocated to Lovell, Inc. under only Sections 4.2(c)(iii) and 4.2(f)(ii) for all periods from the Effective Date to December 31, 1996.


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         9. A new Section 4.2(g) is hereby added to the Partnership Agreement to read in its entirety as follows:

            (g) Mandatory Book-up. Notwithstanding anything to the contrary in this Agreement, the following book-up shall occur, after all payments have been made under the ICP, in a calendar month (the "Book-Up Month") chosen by the Initial Limited Partners, in their sole discretion (but in no event shall such chosen month be prior to the calendar month ending January 31, 2001). The General Partner shall determine the proceeds which would be realized if the Partnership sold all its assets the last day of the Book-Up Month for a price equal to the Fair Market Value of such assets. The General Partner shall allocate an amount equal to the net gain or net loss, if any, which would have been realized upon such a sale to the Capital Accounts of the Partners in accordance with the provisions of Section 4.2(d) hereof.


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         10. The provisions of Section 5.1(b) are hereby amended and restated in their entirety as follows:

            (b) to AMG pursuant to the provisions of Section 3.9, 7.1 or 7.4 hereof or pursuant to the provisions of such other agreement as may be entered into by the Partnership in connection with the issuance of Partnership Points;


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         11. The provisions of Section 5.4 are hereby amended and restated in their entirety as follows:

            Section 5.4 ALLOCATION OF DISTRIBUTIONS BETWEEN ASSIGNOR AND ASSIGNEE; SUCCESSOR TO CAPITAL ACCOUNTS.

            (a) Upon the Transfer of a Partnership Interest, distributions pursuant to Article IV shall be made to the Person owning the Partnership Interest at the date of distribution, unless the assignor and assignee otherwise agree and so direct the General Partner in a written statement signed by both. Except as otherwise set forth in this Section 5.4, in connection with a Transfer by a Partner of Partnership Points, the assignee shall succeed to a pro-rata (based on the percentage of such Person's Partnership Interests transferred) portion of the assignor's Capital Account, unless the assignor and assignee otherwise agree and so direct the General Partner in a written statement signed by both and consented to by the General Partner.

            (b) In connection with a Transfer of Partnership Points pursuant to
Section 3.9, 7.1, 7.3 (other than a GP Call pursuant to Section 7.3 to the extent such GP Call is allocated to R.D. Arnott Corporation) or 7.4 hereof, the Limited Partners other than the transferor Limited Partner, Lovell, Inc. and any Affiliate of the General Partner shall become obligated to make the following payments to the transferor Limited Partner.

               (i) The Limited Partners other than the transferor Limited Partner, Lovell, Inc. and any Affiliate of the General Partner shall become obligated to pay the transferor Limited Partner an amount equal to (x) the transferor Limited Partner's remaining Initial Allocation, multiplied by (y) a fraction, the numerator of which is the number of Partnership Points held by such Limited Partner on December 31, 1996 (such Limited Partners so-called "12/31/96 Points"; provided, that no Partner may succeed to another Partner's 12/31/96 Points) which are being transferred, and the denominator of which is the number of 12/31/96 Points then held by such Limited Partner. In addition, the transferor Limited Partner's remaining Initial Allocation shall be reduced by such amount and the General Partner shall adjust Schedule X to reflect that reduction.

               (ii) The Limited Partners other than the transferor Limited Partner, Lovell, Inc. and any Affiliate of the General Partner shall become obligated to pay the transferor Limited Partner an amount equal to (x) the transferor Limited Partner's remaining Contingent Allocation, multiplied by (y) a fraction, the numerator of which is the number of 12/31/96 Points which are being transferred, and the denominator of which is the number of 12/31/96 Points then held by such Limited Partner. In addition, the transferor Limited Partner's remaining Contingent Allocation shall be reduced by such amount, and the General Partner shall adjust Schedule X to reflect that reduction.

               (iii) The Limited Partners other than the transferor Limited Partner, Lovell, Inc. and any Affiliate of the General Partner shall become obligated to pay the transferor Limited Partner an amount equal to (x) the transferor Limited Partner's remaining Assumed Initial Allocation, multiplied by
(y) a fraction, the numerator of which is the number of


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Partnership Points which are being transferred, and the denominator of which is the number of Partnership Points then held by such Limited Partner. In addition, the transferor Limited Partner's remaining Assumed Initial Allocation shall be reduced by such amount and the General Partner shall adjust Schedule X to reflect that reduction.

               (iv) The Limited Partners other than the transferor Limited Partner, Lovell, Inc. and any Affiliate of the General Partner shall become obligated to pay the transferor Limited Partner an amount equal to (x) the transferor Limited Partner's remaining Assumed Contingent Allocation, multiplied by (y) a fraction, the numerator of which is the number of Partnership Points which are being transferred, and the denominator of which is the number of Partnership Points then held by such Limited Partner. In addition, the transferor Limited Partner's remaining Assumed Contingent Allocation shall be reduced by such amount and the General Partner shall adjust Schedule X to reflect that reduction.

            (c) The cumulative amounts which are owed to the transferor
Limited Partner under Sections 5.4(b)(i) and 5.4(b)(iii) hereof are hereafter referred to as the "Initial Make-Up Payments" associated with that Transfer of Partnership Points, and the cumulative amounts which are owed to the transferor Limited Partner under Sections 5.4(b)(ii) and 5.4(b)(iv) hereof are hereafter referred to as the "Contingent Make-Up Payments" associated with that Transfer of Partnership Points. At the time of a Transfer as to which Section 5.4(b) applies, each Limited Partner other than the transferor Limited Partner, Lovell, Inc. and any Limited Partner which is an Affiliate of the General Partner shall become obligated to pay the transferor Limited Partner that portion of the Make-Up Payments associated with that Transfer of Partnership Points as is equal to the sum of (x) the Initial Make-Up Payment associated with that Transfer of Partnership Points, multiplied by a fraction, the numerator of which is equal to the Partnership Points held by such Limited Partner immediately prior to the Transfer, and the denominator of which is the number of Partnership Points held by the Limited Partners other than the transferor Limited Partner, Lovell, Inc. and any Limited Partner which is an Affiliate of the General Partner and (y) the Contingent Make-Up Payment associated with that Transfer of Partnership Points, multiplied by a fraction, the numerator of which is equal to the Partnership Points held by such Limited Partner, and the denominator of which is the number of Partnership Points held by the Limited Partners other than the transferor Limited Partner, Lovell, Inc. and any Limited Partner which is an Affiliate of the General Partner. The portion of the Initial Make-Up Payment which is allocated to a Limited Partner under this Section 5.4(c) shall be added to that Limited Partner's Assumed Initial Allocation, and the portion of the Contingent Make-Up Payment which is allocated to a Limited Partner under this Section 5.4(c) shall be added to that Limited Partner's Assumed Contingent Allocation, and the General Partner shall adjust Schedule X to reflect those increases.

            (d) The payment required by Section 5.4(c) shall be required to be made by each Limited Partner (and each person who was, at the time they incurred the obligation, a Limited Partner), only to the extent of the sum of
(x) the greater of (A) the excess of such Limited Partner's share of Partnership income and gain allocated to the Limited Partner under Section 4.2(c)(iv) in a year, over such Limited Partner's share of Partnership deduction and loss allocated to the Limited Partner under Section 4.2(c)(iv) in such year, in each case, only to the


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extent of distributions made in respect of such excess allocations under Section
4.3(d) hereof, or (B) ten percent (10%) of the bonus paid by the Partnership or First Quadrant, Ltd. to that Limited Partner (or its Employee Stockholder) in that year (with the relative amounts of bonus and salary received by such Limited Partner (or its Employee Stockholder) being determined and, if necessary recharacterized, solely for purposes of this Section 5.4(d) by reference to past practices of the Partnership and First Quadrant, Ltd.), and (y) amounts received by such Limited Partner from other Limited Partners (and former Limited
Partners) pursuant to this Section 5.4(d) with respect to such year. If a Limited Partner is obligated to make payments to more than one other Limited Partner pursuant to this Section 5.4(d), such obligor Limited Partner shall make payments to the other Limited Partners pro-rata in accordance with the amounts so owned to such Limited Partners.

                  (e) The transferor Limited Partner's Capital Account shall be transferred as follows:

                           (i) first, a portion of the Capital Account equal to
the lesser of (x) the Capital Account or (y) the sum (1) of the reduction in the transferor Limited Partner's Initial Allocation and (2) the reduction in the transferor Limited Partner's Assumed Initial Allocation shall be allocated among and transferred to the Limited Partners (other than the transferor Limited Partner, Lovell, Inc. and any Affiliate of the General Partner) in proportion to their relative allocations of Initial Make-Up Payments. Notwithstanding anything to the contrary in the previous sentence, if assuming the Partnership's assets were fully amortized, the aggregate Capital Accounts of the Partners would be less than $7,110,400, then the sum set forth in clause (y) of the previous sentence shall be multiplied by one minus the percentage reduction below $7,110,400 in the Partners' Capital Accounts in each book-down pursuant to
Section 5.6(c) or Section 6.3 (with each percentage reduction being applied successively, if there is more than one).

                           (ii) second, if the Mandatory Book-Up or a sale of
assets described in Section 4.2(d) hereof has occurred, a portion of the Capital Account equal to the lesser of (x) the remaining Capital Account or (y) an amount equal to the sum of (1) the reduction in the Transferor's Contingent Allocation and (2) the reduction in the Transferor's Assumed Contingent Allocation, which sum is multiplied by (3) one minus the percentage reduction in the Partners' Capital Accounts in each book-down pursuant to Section 5.6(c) or
Section 6.3 (with each percentage reduction being applied successively, if there is more than one), shall be allocated among and transferred to the Limited Partners (other than the transferor Limited Partner, Lovell, Inc. and any Affiliate of the General Partner) in proportion to their relative allocations of Contingent Make-Up Payments.

                           (iii) third, the amount, if any, equal to the
positive difference between (x) the transferor Limited Partner's Capital Account prior to the Transfer, multiplied by a fraction, the numerator of which is the number of Partnership Points being transferred, and the denominator of which is the number of Partnership Points held by the transferor Limited Partner immediately prior to the transfer, and (y) the portions of the Capital Account transferred pursuant


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to (i) and (ii) above, shall be transferred from the transferor Limited Partner to the Person purchasing or receiving the Partnership Points in the Transfer.

                  (f) The failure of any Limited Partner to make any of the payments described in this Section 5.4 shall have no effect on the validity of any Transfer. In no event shall the payment obligations set forth in this
Section 5.4 be recourse to either the Partnership or the General Partner, and neither the Partnership nor the General Partner shall have any obligation to make any of the payments described in this Section 5.4.

                  (g) In the event of a Transfer among Limited Partners pursuant to Section 5.1, the transferee Limited Partners shall pay to the transferor Limited Partner, in proportion to the number of Partnership Points being received by such transferee Limited Partners, an amount equal to that portion of the Make-Up Payments associated with such Transfer. The transferor Limited Partner's Initial Allocation, Contingent Allocation, Assumed Initial Allocation and Assumed Contingent Allocation shall be reduced accordingly and the transferee Limited Partners' Assumed Initial Allocations and Assumed Contingent Allocations shall be increased accordingly. The General Partner shall adjust
Schedule X to reflect those changes. In the event of a Transfer described in this Section 5.4(g), the Limited Partners' Capital Accounts shall be transferred in a manner consistent with the principles set forth in Section 5.4(e).


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         12. The provisions of Section 5.6(c) are hereby amended and restated in their entirety as follows:

                  (c) Each time additional Partnership Interests are issued (including, without limitation, additional Partnership Points), the Capital Accounts of all the Partners shall be adjusted as follows: (i) the General Partner shall determine the proceeds which would be realized if the Partnership sold all its assets at such time for a price equal to the Fair Market Value of such assets, and (ii) the General Partner shall allocate amounts equal to the gain or loss which would have been realized upon such a sale to the Capital Accounts of all the Partners immediately prior to such issuance in accordance with Section 6.3 hereof.

         13. The provisions of Section 6.3 are hereby amended and restated in their entirety as follows:

                  SECTION 6.3 OPTIONAL BOOK-UP. Immediately prior to the effectiveness of (a) the admission of a transferee of interests of a Limited Partner as a substitute Limited Partner with respect to such interests pursuant to the provisions of Section 5.2 hereof, or (b) the admission of a transferee of interests from the General Partner as an Additional Limited Partner with respect to such interests pursuant to the provisions of Section 5.6(a) hereof, the General Partner may, in its sole discretion, elect to revalue the Capital Accounts of all the Partners effective immediately. If the General Partner elects, in its sole discretion, to revalue the Capital Accounts of all the Partners, then the Capital Accounts of all the Partners shall be adjusted as follows:

                  (i) the General Partner shall determine the proceeds which would be realized if the Partnership sold all its assets immediately prior to the effectiveness of such admission, for a price equal to the Fair Market Value of such assets, and

                  (ii) the General Partner shall allocate amounts equal to the gain and/or loss which would have been realized upon such a sale among all Partners in accordance with (and in proportion to) their respective number of Partnership Points as of the date of such transaction, but immediately prior to the effectiveness of such admission (or any other admission or withdrawal on such date).

         14. The provisions of Section 7.1(a) are hereby amended and restated in their entirety as follows:

                  (a) Each Limited Partner may, subject to the terms and conditions set forth in this Section 7.1, cause AMG to purchase portions of the Partnership Interests held by such Limited Partner in the Partnership (a "Put"); provided, that a portion of the Capital Account of such Limited Partner shall be transferred in accordance with the provisions of Section 5.4(e) hereof, if such section is applicable.

         15. The provisions of Section 7.3(a) are hereby amended and restated in their entirety as follows:

                  (a) The General Partner may, subject to the terms and conditions set forth in this Section 7.3, purchase eight and twenty-four one hundredths (8.24) Partnership Points from the Limited Partners (the "GP Call"); provided, that a portion of the Capital Accounts of such Limited Partners shall be transferred in accordance with the provisions of Section 5.4(e) hereof, if such section is applicable.

         16. The provisions of Section 7.4(a) are hereby amended and restated in their entirety as follows:

                  (a) AMG may, subject to the terms and conditions set forth in this Section 7.4, purchase portions of the Partnership Interests held by the Limited Partners in the Partnership (each a "Call"); provided, that a portion of the Capital Accounts of such Limited Partners shall be transferred in accordance with the provisions of Section 5.4(e) hereof, if such section is applicable. Notwithstanding anything else set forth herein to the contrary, the consent of the Chief Executive Officer shall be required prior to any Call other than a Call of Partnership Points held by the Chief Executive Officer or the Limited Partner of which the Chief Executive Officer is the Employee Stockholder.

         17. The last sentence of Section 7.4(b) is hereby amended and restated in their entirety as follows:

                  Notwithstanding any other provision set forth herein, AMG may only exercise its rights under this Section 7.4(b) if it purchases an equal number of Initial Partnership Points in the Partnership and Initial U.K. Partnership Points in the U.K. Partnership.

         This Amendment may be executed in a number of counterparts, all of which together shall for all purposes constitute one Amendment, binding on all the Partners notwithstanding that all Partners have not signed the same counterpart.

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to the Partnership Agreement to be executed as of this 15th day of April, 1997.

                                         GENERAL PARTNER:

                                         FIRST QUADRANT CORP.,
                                         a New Jersey Corporation


                                         By:    /s/ Sean M. Healey
                                                -------------------------------
                                                Name: Sean M. Healey
                                                Title: Vice President


                                        LIMITED PARTNERS

                                         R.D. ARNOTT CORPORATION


                                         By:    /s/ Robert D. Arnott
                                                -------------------------------
                                                Robert D. Arnott
                                                President


                                         CULONBOIS CORPORATION


                                         By:    /s/ Curt J. Ketterer
                                                -------------------------------
                                                Curt J. Ketterer
                                                President


                                         LUCK MONSTER CORPORATION


                                         By:    /s/ Christopher G. Luck
                                                -------------------------------
                                                Christopher G. Luck
                                                President

                                           AYPWIP CORPORATION


                                           By:    /s/ David J. Leinweber
                                                  -----------------------------
                                                  David J. Leinweber
                                                  President


                                           R.M. DARNELL CORPORATION


                                           By:    /s/ R. Max Darnell
                                                  -----------------------------
                                                  R. Max Darnell
                                                  President


                                           T.S. MECKEL RUHESTANDS
                                           CORPORATION


                                           By:    /s/ Timothy S. Meckel
                                                  -----------------------------
                                                  Timothy S. Meckel
                                                  President


                                          LOVELL, INC.


                                           By:    /s/ Robert M. Lovell, Jr.
                                                  -----------------------------
                                                  Robert M. Lovell, Jr.
                                                  President



                                           /s/ William A. R. Goodsall
                                           ------------------------------------
                                           WILLIAM A.R. GOODSALL


                                           /s/ Robert H. Brown
                                           ------------------------------------
                                           ROBERT H. BROWN

                                   SCHEDULE X

                         Attached to and made a part of
                           the Second Amendment to the
                    Amended and Restated Limited Partnership
                        Agreement of First Quadrant, L.P.

                                                                            Assumed            Assumed
                                         Initial           Contingent       Initial          Contingent
    Limited Partner                    Allocation          Allocation      Allocation        Allocation
    ---------------                    ----------          ----------      ----------        ----------
R.D. Arnott Corporation                 $222,164           $2,319,739
William A.R. Goodsall                    157,210              186,235
AYPWIP Corporation                       157,210              186,235
Lovell, Inc.                                   0                    0
T.S. Meckel Ruhestands                   157,210              186,235
Corporation
R.M. Darnell Corporation                  64,955               76,947
Culonbois Corporation                     64,955               76,947
Robert H. Brown                           32,948               39,031
Luck Monster Corporation
                                          32,948               39,031
                                        --------           ----------
                                         889,600            3,110,400
                                        ========           ==========